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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 24, 2003

                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                1-7211                      04-2068530
(State of incorporation) (Commission File Number)  (IRS Employer Identification
                                                                 No.)

 65 GROVE STREET, WATERTOWN, MA         02472             (617) 926-2500
(Address of principal executive      (Zip Code)     (Registrant's telephone
          offices)                                number, including area code)

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Item 5.  Other Events and Required FD Disclosure.

On November 18, 2003, Ionics, Incorporated ("Ionics") and the shareholders and members of Ecolochem, Inc. and its affiliated companies (collectively, the "Ecolochem Group") entered into a Purchase Agreement that provides for the acquisition by Ionics of the stock and membership interests of the Ecolochem Group for $200 million in cash and 4,905,660 shares of Ionics common stock (the "Acquisition"). In connection with the Acquisition, Ionics intends to file a proxy statement that will be used to solicit proxies to approve the issuance of the shares of Ionics common stock proposed to be issued in the Acquisition. On August 14, 2003, the management and Board of Directors of Ionics approved a plan of disposition to sell its consumer chemical business, the Elite Consumer Products division in Ludlow, Massachusetts, which is part of Ionics' Consumer Water Group segment. The discontinuance of these operations was previously disclosed in Ionics' Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003. In connection with the filing of the proxy statement relating to the Acquisition, Ionics is filing this report to update certain information that was previously reported in its Annual Report on Form 10-K for the year ended December 31, 2002 to reflect the impact of the classification of the consumer chemical business operations as discontinued operations pursuant to Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets" ("SFAS No. 144"). Specifically, Ionics is filing selected consolidated financial data for the five years ended December 31, 2002, audited consolidated financial statements of Ionics and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and certain disclosures regarding Ionics' results of operations and financial condition as of and for the periods reflected in such audited consolidated financial statements (which appear as Exhibits 99.1, 99.3 and 99.2 to this report, respectively, and are incorporated herein by this reference), in each case that reflect the impact of the classification of these operations as discontinued operations pursuant to SFAS No. 144. Ionics has not updated any of the information contained in this report for events that have occurred since December 31, 2002 other than the discontinuance of these operations. The information contained in this report should be read in conjunction with Ionics' Annual Report on Form 10-K for the year ended December 31, 2002 (as amended), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 and Current Reports on Form 8-K filed on November 19, 2003 and November 26, 2003.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. None.

         (b) Pro Forma Financial Information. None.

         (c) Exhibits.

Exhibit Number     Description

Exhibit 23.1       Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 Selected consolidated financial data for Ionics as of and for the years ended December 31, 2002, 2001, 2000, 1999 and 1998

Exhibit 99.2 Certain disclosures regarding Ionics' results of operations and financial condition as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.

Exhibit 99.3 The following consolidated financial statements of Ionics and its subsidiaries, together with the report of PricewaterhouseCoopers LLP thereon:

                                 Consolidated statements of operations for years ended December 31, 2002, 2001 and 2000

                                 Consolidated balance sheets as of December 31, 2002 and 2001

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                                 Consolidated statements of cash flows for years
                                 ended December 31, 2002, 2001 and 2000

                                 Consolidated statements of stockholders' equity for years ended December 31, 2002, 2001 and 2000

                                 Notes to consolidated financial statements

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              IONICS, INCORPORATED

December 24, 2003             By: /s/ Stephen Korn
                              Name: Stephen Korn
                              Title: Vice President and General Counsel

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                                  EXHIBIT INDEX

Exhibit Number                                                     Description

  Exhibit 23.1              Consent of PricewaterhouseCoopers LLP

  Exhibit 99.1 Selected consolidated financial data for Ionics as of and for the years ended December 31, 2002, 2001, 2000, 1999 and 1998

  Exhibit 99.2 Certain disclosures regarding Ionics' results of operations and financial condition as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.

  Exhibit 99.3 The following consolidated financial statements of Ionics and its subsidiaries, together with the report of PricewaterhouseCoopers LLP thereon:

                               Consolidated statements of operations for years ended December 31, 2002, 2001 and 2000

                               Consolidated balance sheets as of December 31, 2002 and 2001

                               Consolidated statements of cash flows for years ended December 31, 2002, 2001 and 2000

                               Consolidated statements of stockholders' equity for years ended December 31, 2002, 2001 and 2000

                               Notes to consolidated financial statements

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